UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 23, 2022

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Audit Committee”) of the Board of Directors of BeiGene, Ltd. ("BeiGene" or the “Company”) conducted a review process to consider the selection of the Company’s independent registered public accounting firm for the audits of the Company’s financial statements and internal control over financial reporting as of and for the fiscal year ending December 31, 2022 to be filed with the U.S. Securities and Exchange Commission (“SEC”).

(a) Resignation of independent registered public accounting firm

Ernst & Young Hua Ming LLP, located in Beijing, People's Republic of China (“PRC”), has served as the Company’s independent registered public accounting firm since 2014.

On March 23, 2022, following the Audit Committee’s review process, Ernst & Young Hua Ming LLP resigned as the Company’s independent registered public accounting firm for the audits of the Company’s financial statements and internal control over financial reporting to be filed with the SEC, effective immediately. No changes were made to the accounting firms who audit the Company’s financial statements filed with the Shanghai Stock Exchange (“SSE”) and the Hong Kong Stock Exchange (“HKEx”), which will remain Ernst & Young Hua Ming LLP, located in Beijing, PRC, and Ernst & Young, located in Hong Kong, PRC, respectively.

The audit reports of Ernst & Young Hua Ming LLP on the Company’s financial statements and internal control over financial reporting as of and for the fiscal years ended December 31, 2021 and 2020 filed with the SEC did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through March 23, 2022, there were no disagreements, as set forth in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with Ernst & Young Hua Ming LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young Hua Ming LLP, would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements for such years, and no reportable events occurred as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst & Young Hua Ming LLP to respond fully to the inquiries of the Company’s successor independent registered public accounting firm as described below.

The Company has provided Ernst & Young Hua Ming LLP with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K (this “Form 8-K”), and has requested Ernst & Young Hua Ming LLP to furnish the Company with a letter addressed to the SEC stating whether Ernst & Young Hua Ming LLP agrees with the statements made by the Company in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of such letter from Ernst & Young Hua Ming LLP, dated March 25, 2022, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On March 23, 2022, following the Audit Committee’s review process and the resignation of Ernst & Young Hua Ming LLP described in Item 4.01(a) of this Form 8-K, the Audit Committee approved the engagement of Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered public accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022 to be filed with the SEC and entered into an engagement letter with the firm.

During the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through March 23, 2022, the Company did not consult with Ernst & Young LLP, located in Boston, Massachusetts, United States, on any matter regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01. Other Events.

On March 23, 2022, following business processes and control changes implemented by the Company and a review process conducted by the Audit Committee, Ernst & Young Hua Ming, LLP, located in Beijing, PRC, resigned as the Company’s independent registered public accounting firm and the Audit Committee appointed Ernst & Young LLP, located in Boston, Massachusetts, United States, to audit the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022 to be filed with the SEC. No changes were made to the accounting firms who audit the Company’s financial statements filed with the SSE and the HKEx, which will remain Ernst & Young Hua Ming LLP, located in Beijing, PRC, and Ernst & Young, located in Hong Kong, PRC, respectively.

At the time that Ernst & Young Hua Ming LLP was retained by the Company in 2014, most of the Company’s operations were conducted in the PRC. Since that time, the Company has grown into a global, commercial-stage biotechnology company operating in more than 30 offices across five continents, principally in the United States, Europe, Australia and the PRC. The Company is conducting clinical trials for its broad portfolio of approved medicines and product candidates in more than 45 countries and regions, and its first internally developed medicine, BRUKINSA®, has been approved in a total of 45 markets, including the United States, the PRC, the European Union, Great Britain, Canada and Australia. As the Company’s global business has expanded, it has evaluated, designed and implemented business processes and control changes and built substantial organizational capabilities outside of the PRC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young Hua Ming LLP addressed to the U.S. Securities and Exchange Commission dated March 25, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward Looking Statements

This Current Report on Form 8-K and the materials furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding BeiGene’s change of auditors for its financial statements and internal control over financial reporting to be filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates and achieve and maintain profitability; the impact of the COVID-19 pandemic on BeiGene’s clinical development, regulatory, commercial, manufacturing, and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in BeiGene's subsequent filings with the U.S. Securities and Exchange Commission. BeiGene cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. BeiGene disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young Hua Ming LLP addressed to the U.S. Securities and Exchange Commission dated March 25, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: March 25, 2022	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel